 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2023

Concord Acquisition Corp III
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41013 (Commission File Number)	86-2171699 (I.R.S. Employer Identification No.)
477 Madison Avenue New York, NY (Address of principal executive offices)	10022 (Zip Code)
(212) 883-4330 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	CNDB.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	CNDB	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CNDB.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On April 6, 2023, Concord Acquisition Corp III (the “Company”) and Concord Sponsor Group III LLC (the “Sponsor”), the Company’s sponsor, entered into one or more agreements (the “Non-Redemption Agreements”) with one or more third parties in exchange for them agreeing not to redeem shares of the Company’s Class A common stock sold in its initial public offering (the “public shares”) in connection with the special meeting of stockholders called by the Company and scheduled to be held on May 4, 2023 (the “Meeting”), at which a proposal to approve an extension of time for the Company to consummate an initial business combination (the “Extension Proposal”) from May 8, 2023 to November 8, 2023, or such earlier date as may be determined by the Company’s board of directors (the “Extension”) will be voted upon by the Company’s stockholders. The Non-Redemption Agreements provide for the allocation to each such investor of 100,000 shares of Class B common stock of the Company (“Founder Shares”) held by the Sponsor in exchange for such investor and/or investors agreeing to hold and not redeem certain public shares in connection with the Meeting (the “Investor Shares”).

The Non-Redemption Agreements shall terminate on the earlier of (i) the failure of the Company’s stockholders to approve the Extension at the Meeting, (ii) the fulfillment of all obligations of parties to the Non-Redemption Agreements, (iii) the liquidation or dissolution of the Company, (iv) the mutual written agreement of the parties or (v) if the applicable investor exercises its redemption rights with respect to any Investor Shares in connection with the Meeting and such Investor Shares are actually redeemed.

The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Proposal is approved by Company’s stockholders but are expected to increase the amount of funds that remain in the Company’s trust account following the Meeting.  The Company and the Sponsor may enter into additional, similar non-redemption agreements in connection with the Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, stockholder approval of the proposals at the Meeting, the Company’s inability to complete an initial business combination within the required time period, the amount of funds that may be available in the Company’s trust account following the Extension, if approved, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (“SEC”), including the definitive proxy statement with respect to the Meeting filed by the Company on April 6, 2023 (the “Proxy Statement”) and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in each case under the heading “Risk Factors,” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the approval of the Extension Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Proxy Statement, which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Proposal. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, CND.info@investor.morrowsodali.com.

Item 9.01.     Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.1	Form of Non-Redemption Agreement and Assignment of Economic Interest
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD ACQUISITION CORP IIi

By:	/s/ Jeff Tuder
Name: Jeff Tuder
Title: Chief Executive Officer

Date: April 7, 2023